UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  May 26, 2016

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On May 26, 2016, Timberline Resources Corporation (the “Company”) entered into three loan and securities purchase agreements (collectively, the “Loan Agreements”) whereby the Company agreed to issue certain unsecured promissory notes (collectively, the “Notes”) in the aggregate amount of $57,200. One Note was issued in favor of Steven Osterberg (the “Osterberg Note”), the Company’s President & Chief Executive Officer, one Note in favor of  Robert Martinez (the “Martinez Note”), a member of the Company’s Board of Directors, and one Note in favor of Randal Hardy (the “Hardy Note”), an  advisor to the Company.  The Osterberg Note has an original principal amount of $22,000, the Martinez Note has an original principal amount of $13,200 and the Hardy Note has an original principal amount of $22,000.  Each Note does not bear interest but is subject to an original issue discount equal to 9.1% of the principal amount of such Note.  Each Note is unsecured, and matures on May 31, 2016.  The issuance of the Notes was approved by a majority of the disinterested members of the Company’s Board of Directors on May 20, 2016.

The Notes were issued pursuant to the exemption from registration under the U.S. Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

A form of the Loan Agreement and the  Note are attached as Exhibit 10.1 and Exhibit 10.2, respectively,  to this current report and is incorporated herein by reference. The foregoing description of the Notes and the Loan Agreements are a summary of the material terms thereof  and is qualified in its entirety by reference to such exhibit.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are incorporated into this item by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures contained in Item 1.01 above are incorporated into this item by reference.

Item 7.01 Regulation FD Disclosure.

On May 26, 2016, the Company issued a press release entitled “Timberline Resources Increases Private Placement”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Loan Agreement, dated May 26, 2016
10.2	Form of Note
99.1	Press Release of Timberline Resources Corporation dated May 26, 2016.*

*The foregoing exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: May 26, 2016	By:	/s/ Steven A. Osterberg
Steven A. Osterberg President and Chief Executive Officer